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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report: February 22, 2001 Date of Earliest Event Reported:
February 21, 2001


                            MERRIMAC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     0-11201                    22-1642321
(State of incorporation       (Commission File No.)         (I.R.S. Employer
   or organization)                                        Identification No.)

     41 Fairfield Place
   West Caldwell, New Jersey                                   07006-6287
(Address of principal executive                                (Zip Code)
         offices)


       Registrant's telephone number, including area code: (973) 575-1300


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          (Former name or former address, if changed since last report)




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Item 5.    Other Events

         On February 22, 2001, Merrimac Industries, Inc. issued a press release announcing that the Reincorporation, which was approved at the February 21, 2001 Special Meeting of Shareholders, was completed, and the Company, which had been incorporated in New Jersey, was reincorporated in Delaware. A copy of the February 22, 2001 press release is attached hereto as Exhibit 99.1.

Item 7.    Exhibits

99.1        Press Release issued by Merrimac Industries, Inc. on
            February 22, 2001 announcing the completion of the reincorporation of the Company in Delaware, which reincorporation had been approved by the Shareholders at the Special Meeting of Shareholders held on February 21, 2001.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRIMAC INDUSTRIES, INC.

                                            By /s/ Robert V. Condon
                                               ---------------------------------
                                               Name:  Robert V. Condon
                                               Title: Vice President, Finance
                                                      and Chief Financial
                                                      Officer

Dated:  February 22, 2001




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                                  EXHIBIT INDEX

                                                                    Sequentially
Exhibit                                                            Numbered Page
-------                                                            -------------

99.1 Press Release issued by Merrimac Industries, Inc. on February 22, 2001 announcing the completion of the reincorporation of the Company in Delaware, which reincorporation had been approved by the Shareholders at the Special Meeting of Shareholders held on February 21, 2001.




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